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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 2, 1998



                                  ECOMAT, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     0-21613
                           --------------------------
                            (Commission File Number)

          Delaware                                            133865026
       -------------                                          ---------
(State or other jurisdiction                        (IRS Employer Identification
      of incorporation)                                        Number)

     147 Palmer Avenue
       Mamaroneck, NY                                           10543
   ---------------------                                     ----------
   (Address of principal                                     (Zip Code)
     executive offices)



       Registrant's telephone number, including area code (914) 777-3600.




                                      NONE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Grant Thornton LLP served as the Company's independent auditors for the fiscal years ended December 31, 1996 and 1997. On November 2, 1998, the Board of Directors of the Company determined not to retain Grant Thornton LLP to audit the accounts of the Company and its subsidiaries for the fiscal year ending December 31, 1998.

The reports of Grant Thornton LLP for the years ended December 31, 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the opinion for the year ended December 31, 1997 included an explanatory paragraph that there were conditions that raised substantial doubt about the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years ended December 31, 1996 and 1997 and the period from January 1, 1998 to November 2, 1998, there were no disagreements with Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements of the Company and its subsidiaries for any such period.

During the Company's two most recent fiscal years ending December 31, 1996 and 1997 and the period from January 1, 1998 to November 2, 1998, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, except that by letter dated June 17, 1998 to the Board of Directors, Grant Thornton LLP advised the Company that they had noted certain internal control matters that related to significant deficiencies in the design and operation of the Company's internal control structure, relating to the quality and depth of financial personnel, that, in their judgment, could adversely affect the Company's ability to record, process, summarize and report financial data consistent with the assertions of management in the Company's financial statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) The following exhibit is attached:

            Exhibit 16 - Letter, dated November 9, 1998, from Grant Thornton
            LLP.


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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               ECOMAT, INC.


                                               /s/ HANS-RUDOLF KUCHLER
                                               ------------------------------
                                               Hans-Rudolf Kuchler, President
                                               and Chief Operating Officer



Date:  November 9, 1998


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